Exhibit 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Hudson Holding Corporation, a Delaware corporation (the “Company”), does hereby certify in his capacity as Principal Financial Officer that, to the best of his knowledge:

(1)	The Quarterly Report on Form 10-Q for the quarter ended December 31, 2010 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: February 22, 2011	/s/ Keith R. Knox
Keith R. Knox,
President and Secretary (Principal Financial and Accounting Officer)